                                        THIRD AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS

         THIRD amendment to certain operative agreements dated as of September 21, 2001 (this "Agreement") is by and among ACXIOM CORPORATION, a Delaware corporation (the "Lessee" or the "Construction Agent"); the various parties hereto from time to time as guarantors (subject to the definition of Guarantors in Appendix A to the Participation
Agreement, individually, a "Guarantor" and collectively, the "Guarantors"); WELLS FARGO BANK NORTHWEST, NATIONAL
ASSOCIATION (formerly First Security Bank, National Association), a national banking association, not individually, but solely as the Owner Trustee under the AC Trust 2000-1 (the "Owner Trustee", the "Borrower" or the "Lessor");
WELLS FARGO BANK NEVADA, NATIONAL ASSOCIATION (formerly First Security Trust Company of Nevada), not individually, but solely as Trustee under AC Trust 2000-2 (the "Trustee" or the "Series 2000-B Bond Purchaser"); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as holders of certificates issued with respect to the AC Trust 2000-1 (subject to the definition of Holders in Appendix A to the
Participation Agreement, individually, a "Holder" and collectively, the "Holders"); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as lenders (subject to the definition of Lenders in Appendix A to the Participation Agreement, individually, a "Lender" and collectively, the
"Lenders"); and BANK OF AMERICA, N.A., a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent").

WITNESSETH:

         WHEREAS, the parties hereto, are parties to that certain Participation Agreement dated as of October 24,
2000, (as amended by that certain Waiver and First Amendment to Certain Operative Agreements dated as of August 14,
2001 and the Second Amendment to Certain Operative Agreements dated as of September 14, 2001 each by and among certain of the parties hereto and as such may be further amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Participation Agreement") and the Waiver to Certain Operative Agreements dated as of July 20, 2001 by and among the parties hereto;

         WHEREAS,  the  parties  hereto  agree to amend the  Operative  Agreements  in  accordance  with the terms and conditions set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

AGREEMENT:

         1.       Definitions.  Capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in Appendix A to the Participation Agreement and the Rules of Usage set forth therein shall apply herein.  The applicable terms defined in the Lessee Credit Agreement, including capitalized terms used herein and not otherwise defined herein or in Appendix A to the Participation Agreement, are deemed to be incorporated and continue herein and in the Operative Agreements as of the date hereof and without giving effect to any amendments thereto except in accordance with Section 28.1 of the Lease.

         2.       Affirmative and Negative Covenants.  The following shall replace Section 8.3(u)(d) to the
Participation Agreement:

                  (d) with respect to the Term Loan Agreement, change the maturity date thereof, pay or prepay any principal amount outstanding thereunder prior to November 30, 2005, permit the interest rate applicable thereunder to increase except in accordance with Section 2.07(f) of the Term Loan Agreement provided in no event shall the interest rate applicable thereunder exceed LIBOR plus 5.00% per annum, modify any of the covenants, defaults or other provisions thereof so that such provisions would be more restrictive than the
         Operative Agreements or have outstanding a principal amount in excess of $65,000,000.

         3.       Authority of Agent to Execute the Intercreditor Agreement.  Each of the undersigned Financing
Parties hereby consents and agrees to the Intercreditor Agreement and grants the Agent the authority to execute the
Intercreditor Agreement and each other document necessary to effectuate the provisions thereof and such execution by the Agent shall bind each of the Financing Parties as if such Financing Parties were party thereto.

         4.       Effect of Agreement.  Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a forbearance or waiver of, or otherwise affect the rights and remedies of any Financing Party under any Operative Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Operative Agreements, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to create a course of dealing or otherwise entitle any Credit Party to a consent, a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in any Operative
Agreement in similar or different circumstances in the future.

         5.       Conditions Precedent and Conditions Subsequent.  Notwithstanding anything contained herein to the contrary, this Agreement shall not become effective until (a) completion and delivery to the Agent of each of the following in form and substance acceptable to the Agent: (i) executed counterpart signature pages to this Agreement from each Credit Party, the Owner Trustee, the Trustee and the Majority Secured Parties and (ii) all additional documentation and information as the Agent or its legal counsel, Moore & Van Allen, PLLC, may request and (b) all proceedings taken in connection with the transactions contemplated by this Agreement and all documentation and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel, Moore & Van Allen, PLLC.

         6.       Representations and Warranties.  The Lessee hereby represents and warrants that (i) the representations and warranties contained in Section 6.2 of the Participation Agreement are true and accurate as of the date hereof as if made on the date hereof, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and accurate as of such earlier date, (ii) no event or condition exists or would result from or continue after the consummation of the transactions contemplated hereby, which constitutes a Default or an Event of Default, (iii) each Operative Agreement to which any Credit Party is a party remains in full force and effect with respect to it and shall remain in full force and effect after the effectiveness of this Agreement, and (iv) it knows of no event that would or with the passage of time or giving of notice or both could constitute a Casualty, Condemnation or Environmental Violation.

         7.       Release.  In consideration of entering into this Agreement, each Credit Party (a) represents and warrants to each Financing Party that as of the date hereof there are no Claims or offsets against or defenses or counterclaims to its obligations under the Operative Agreements and furthermore, such Credit Party waives any and all such Claims, offsets, defenses or counterclaims whether known or unknown, arising prior to the date of this
Agreement and (b) releases each Financing Party and each of their respective Affiliates, Subsidiaries, officers, employees, representatives, agents, counsel and directors and each Indemnified Party from any and all actions, causes of action, Claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act with respect to this Agreement or any other Operative Agreement, on or prior to the date hereof.

         8.       Continued Effectiveness of Operative Agreements.  Except as modified hereby, all of the terms and conditions of the Operative Agreements are hereby ratified and affirmed and  shall remain in full force and effect.

         9.       Direction to Owner Trustee.  The Agent, the Lenders and the Holders hereby instruct the Owner
Trustee to enter into this Agreement and such other documents necessary to effectuate the intent of this Agreement.

         10.      Miscellaneous.

                  (a)      Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  (b)      Counterparts.   This   Agreement  may  be  executed  by  the  parties  hereto  in  separate counterparts,  each of which when so executed and delivered shall be an original,  but all such  counterparts shall together constitute but one and the same instrument.

                  (c)      Headings.  The headings of the various articles and sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

                  (d)      Fees and Expenses.  The Lessee agrees to pay all reasonable costs and expenses of the
         Agent in connection with the preparation, execution and delivery of this Agreement, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC.

                  (e)      Governing Law; Submission to Jurisdiction; Venue.  This Agreement and the rights and obligations of the parties hereunder shall be governed and construed, interpreted and enforced in accordance with the internal laws of the State of North Carolina.  THE PROVISIONS OF THE PARTICIPATION
         AGREEMENT RELATING TO SUBMISSION TO JURISDICTION AND VENUE ARE HEREBY INCORPORATED BY REFERENCE HEREIN,
         MUTATIS MUTANDIS.

                  (f)      Further  Assurances.  The  provisions of the  Participation  Agreement  relating to further assurances are hereby incorporated by reference herein, mutatis mutandis.

                  (g)      Survival of  Representations  and Warranties.  All  representations  and warranties make in this  Agreement or any other  Operative  Agreement  shall survive the execution and delivery of this Agreement and the other  Operative  Agreements,  and  no  investigation  by  any  Financing  Party  or  any  closing  shall  affect  the representations and warranties or the right of the Financing Parties to rely upon them.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

CONSTRUCTION AGENT
AND LESSEE:                                          ACXIOM CORPORATION, as the Construction Agent and as the Lessee

                                                     By:   /s/ Dathan A. Gaskill
                                                        ------------------------------------------
                                                     Name:   Dathan A. Gaskill
                                                     Title:  Corporate Finance Leader

GUARANTORS:                                          ACXIOM CDC, INC.
                                                     ACXIOM/DIRECT MEDIA, INC.
                                                     ACXIOM RM-TOOLS, INC.
                                                     ACXIOM/MAY & SPEH, INC.
                                                     GIS INFORMATION SYSTEMS, INC.
                                                     ACXIOM ASIA, LTD.
                                                     ACXIOM NJA, INC.
                                                     ACXIOM PROPERTY DEVELOPMENT, INC.
                                                     ACXIOM/PYRAMID INFORMATION SYSTEMS, INC.
                                                     ACXIOM RTC, INC.
                                                     ACXIOM SDC, INC.
                                                     ACXIOM TRANSPORT SERVICES, INC.

                                                     By:   /s/ Dathan A. Gaskill
                                                        ------------------------------------------
                                                     Name:   Dathan A. Gaskill
                                                     Title:  Vice President, Assistant Treasurer

OWNER TRUSTEE AND
LESSOR:                                              WELLS  FARGO  BANK  NORTHWEST,   NATIONAL  ASSOCIATION  (formerly
                                                     First Security Bank,  National  Association),  not  individually, except  as  expressly  stated  herein,  but  solely  as the Owner
                                                     Trustee under the AC Trust 2000-1

                                                     By:  /s/ Val T. Orton
                                                        ------------------------------------------
                                                     Name:   Val T. Orton
                                                     Title:   Vice President

SERIES 2000-B BOND
PURCHASER:                                           WELLS FARGO BANK NEVADA, NATIONAL
                                                     ASSOCIATION  (formally  known as First  Security Trust Company of
                                                     Nevada),  not  individually,  except as expressly  stated herein, but solely as the Trustee under the AC Trust 2000-2

                                                     By:  /s/ Val T. Orton
                                                        ------------------------------------------
                                                     Name:   Val T. Orton
                                                     Title:   Trust Officer

AGENT AND LENDERS:                                   BANK OF AMERICA, N.A., as a Lender and
                                                     as the Agent

                                                     By:   /s/ Michael J. McKenney
                                                        ------------------------------------------
                                                     Name: Michael J. McKenney
                                                     Title:   Managing Director

                                                     ABN-AMRO BANK, N.V.

                                                     By:   /s/ Peter Hsu
                                                        ------------------------------------------
                                                     Name:    Peter Hsu
                                                     Title:   Vice President

                                                     By:   /s/ James Anthony Redmond
                                                        ------------------------------------------
                                                     Name:   James Anthony Redmond
                                                     Title:   Assistant Vice President

                                                     THE BANK OF NOVA SCOTIA

                                                     By:   /s/ A.S. Norsworthy
                                                        ------------------------------------------
                                                     Name:      Amanda Norsworthy
                                                     Title:   Sr. Team Leader

                                                     WACHOVIA BANK, N.A.

                                                     By:   /s/ Elizabeth Witherspoon
                                                        ------------------------------------------
                                                     Name:    Elizabeth Witherspoon
                                                     Title:   Vice President

                                                     SUNTRUST BANK

                                                     By:   /s/ Bryan W. Ford
                                                        ------------------------------------------
                                                     Name:    Bryan W. Ford
                                                     Title:   Vice President

HOLDERS:                                             BANK OF AMERICA, N.A., as a Holder

                                                     By:   /s/ Michael J. McKenney
                                                        ------------------------------------------
                                                     Name: Michael J. McKenney
                                                     Title:   Managing Director

                                                     SCOTIABANC INC.

                                                     By:   /s/ W.J. Brown
                                                        ------------------------------------------
                                                     Name:    W.J. Brown
                                                     Title:   Managing Director

                                                     LEASE PLAN NORTH AMERICA, INC.

                                                     By:   /s/ Elizabeth R. McClellan
                                                        ------------------------------------------
                                                     Name:    Elizabeth R. McClellan
                                                     Title:   Vice President

                                                     WACHOVIA BANK, N.A.

                                                     By:   /s/ Elizabeth Witherspoon
                                                        ------------------------------------------
                                                     Name:    Elizabeth Witherspoon
                                                     Title:   Vice President

                                                     SUNTRUST BANK

                                                     By:   /s/ Bryan W. Ford
                                                        ------------------------------------------
                                                     Name:    Bryan W. Ford
                                                     Title:   Vice President

[Signature Pages End]